UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2025

Kestra Medical Technologies, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-42549	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3933 Lake Washington Blvd NE, Suite 200

Kirkland, Washington 98033

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (425) 279-8002

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Share, par value $1.00 per share	KMTS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the initial public offering (the “Offering”) by Kestra Medical Technologies, Ltd. (the “Company”) of its common shares, par value $1.00 per share (the “Common Shares”), described in the prospectus (the “Prospectus”), dated March 5, 2025, filed with the Securities and Exchange Commission (“SEC”) pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-284807) (as amended, the “Registration Statement”), the following agreements were entered into:

•

Warrant to Purchase 62,325 Common Shares issued to Kennedy Lewis Capital Partners Master Fund II LP, dated March 7, 2025, by and among the Company, West Affum Holdings, L.P. and Kennedy Lewis Capital Partners Master Fund II LP (the “KLIM Warrant Tranche A”);

•

Warrant to Purchase 46,744 Common Shares issued to Kennedy Lewis Capital Partners Master Fund II LP, dated March 7, 2025, by and among the Company, West Affum Holdings, L.P. and Kennedy Lewis Capital Partners Master Fund II LP (the “KLIM Warrant Tranche B”); and

•

Warrant to Purchase 325,847 Common Shares issued to Perceptive Credit Holdings IV, LP, dated March 7, 2025, by and among the Company, West Affum Holdings, L.P. and Perceptive Credit Holdings IV, LP (the “Perceptive Warrant”);

The KLIM Warrant Tranche A, the KLIM Warrant Tranche B and the Perceptive Warrant are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements previously filed as exhibits to the Registration Statement and as described therein.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2025 Omnibus Incentive Plan

Effective on March 5, 2025, the Company’s Board of Directors and its sole shareholder as of February 25, 2025 adopted and approved the Kestra Medical Technologies, Ltd. 2025 Omnibus Incentive Plan (the “2025 Plan”) substantially in the form previously filed as Exhibit 10.2 to the Registration Statement. The 2025 Plan provides for the grant of share options, share appreciation rights, restricted shares, restricted share units, bonus shares, dividend equivalents, other share-based awards, substitute awards, annual incentive awards and performance awards to employees, executive officers, consultants and directors of the Company and its affiliates. For further information regarding the 2025 Plan, see “Executive Compensation—Compensation Programs Following This Offering—Summary of the 2025 Omnibus Incentive Plan” in the Prospectus.

A copy of the 2025 Plan is filed herewith as Exhibit 10.4 and incorporated herein by reference. The above description of the 2025 Plan is not complete and is qualified in its entirety by reference to such exhibit.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 7, 2025, the Company’s Amended and Restated bye-laws (the “bye-laws”), in the form previously filed as Exhibit 3.3 to the Registration Statement, became effective. The bye-laws are filed herewith as Exhibit 3.1 and are incorporated herein by reference.

As previously disclosed in the Registration Statement, in connection with the Offering, the Company’s Board of Directors and its sole shareholder approved, among other things, an increase to the Company’s authorized share capital to US$100,000,000 divided into 100,000,000 common shares of par value of US$1.00 each and a redesignation of the Company’s authorized and issued ordinary shares as common shares. Such increase of the Company’s authorized share capital was registered with the Registrar of Companies of Bermuda and subsequently recorded in a Certificate of Deposit of Memorandum of Increase of Share Capital issued by the Registrar of Companies of Bermuda filed herewith as Exhibit 3.2, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bye-laws of Kestra Medical Technologies, Ltd.

3.2	Certificate of Deposit of Memorandum of Increase of Share Capital

10.1	Warrant to Purchase 62,325 Common Shares issued to Kennedy Lewis Capital Partners Master Fund II LP, dated March 7, 2025, by and among Kestra Medical Technologies, Ltd., West Affum Holdings, L.P. and Kennedy Lewis Capital Partners Master Fund II LP

10.2	Warrant to Purchase 46,744 Common Shares issued to Kennedy Lewis Capital Partners Master Fund II LP, dated March 7, 2025, by and among Kestra Medical Technologies, Ltd., West Affum Holdings, L.P. and Kennedy Lewis Capital Partners Master Fund II LP

10.3	Warrant to Purchase 325,847 Common Shares issued to Perceptive Credit Holdings IV, LP, dated March 7, 2025, by and among Kestra Medical Technologies, Ltd., West Affum Holdings, L.P. and Perceptive Credit Holdings IV, LP

10.4	Kestra Medical Technologies, Ltd. 2025 Omnibus Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2025	Kestra Medical Technologies, Ltd.

	By:	/s/ Brian Webster
	Name:	Brian Webster
	Title:	President, Chief Executive Officer and Director